WISDOMTREE TRUST

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree India ex-State-Owned Enterprises Fund

(Ticker Symbols: XSOE, CXSE and IXSE, respectively)

(each a “Fund” and collectively the “Funds”)

Supplement dated January 21, 2021

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and Statement of Additional Information (“SAI”) for the Funds

The following information supplements and should be read in conjunction with the Prospectuses and SAI for the above-listed Funds.

The following language has been added as the third paragraph in each Fund’s “Principal Investment Strategies of the Fund” section of the Prospectuses, effective as of January 29, 2021:

The Index also excludes companies based on environmental, social and governance (“ESG”) criteria. The ESG criteria seeks to exclude from the eligible investment universe companies that (i) violate, or are at risk of violating, certain commonly accepted international norms and standards, such as United Nations and the Global Standards Screening (“GSS”) guidelines; (ii) are significantly involved in controversial weapons, such as biological, chemical, cluster, nuclear or white phosphorous weapons or in anti-personnel mines; (iii) are significantly involved in the tobacco industry; (iv) are significantly involved in thermal coal activity, such as coal mining and exploration and coal-based power generation; or (v) do not meet such other ESG criteria as detailed in the Index methodology.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-331-0121